SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 15, 2002


                       FIRST NORTH AMERICAN NATIONAL BANK
                                  on behalf of
                         DC FUNDING INTERNATIONAL, INC.
                 (Originator of FNANB Credit Card Master Trust
                                      and
                      FNANB Credit Card Master Note Trust)
                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)
                                       and
                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)


             (Exact name of registrant as specified in its charter)


 United States                 333-88564                  58-1897792
 -------------                 ---------                  ----------
(State or other               (Commission               (IRS Employer
 jurisdiction                   File No.)             Identification No.)
 of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                          30144
---------------------------------------------                          -----
   (Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5         Other Events.
               -------------
               The Noteholders Statement for the month of October 2002 was distributed to the Series 2002-A Noteholders on November 15, 2002.



Item 7(c).     Exhibits.
               ---------

               The following is filed as an exhibit to this report under Exhibit 99:

99.1           Series  2002-A  Noteholders  Statement  for the month of  October
               2002.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                             FIRST NORTH AMERICAN
                                             NATIONAL BANK, as
                                             Servicer




                                             By:      ______________________
                                                      Philip J. Dunn
                                                      Vice President





Date:  November 15, 2002






                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    EXHIBITS
                                       TO
                                    FORM 8-K


                             FNANB CARD MASTER TRUST








                                INDEX TO EXHIBITS




Exhibit
Number         Exhibit


99.1           Series  2002-A  Noteholders  Statement  for the month of  October
               2002.